UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 1, 2005

                    ________________________________________


                           MSW Energy Holdings II LLC
                        (Exact name of each registrant as
                            specified in its charter)




         Delaware              0001276518                      13-3213489
     (State or other     Commission File Number             (I.R.S. Employer
     jurisdiction of                                     Identification Number)
     incorporation or
      organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  800-727-3835

Item 8.01. Other Events.

On February 1, 2005, MSW Energy Holdings II LLC (the "Registrant") issued a press release disclosing that DLJ Merchant Banking Partners and AIG Highstar Capital, L.P. have signed a definitive agreement to sell American Ref-Fuel Holdings Corp. ("ARC Holdings"), the Registrant's indirect parent, to Danielson Holding Corporation. A copy of the press release is filed as Exhibit 99.1.

Item 9.01. Exhibits

99.1 Press release dated February 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings II LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MSW ENERGY HOLDINGS II LLC

                                                 By: /s/ Michael J. Gruppuso
                                                     ---------------------------
                                                     Michael J. Gruppuso
                                                     Chief Financial Officer

                                              Date:  February 1, 2005